                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              -----------------

                                  FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 1, 1997


                             BEST SOFTWARE, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          VIRGINIA                       333-33275               54-1222526
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           11413 ISAAC NEWTON SQUARE
                                RESTON, VA 20190
                                 (703) 709-5200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              -----------------

ITEM 5.   OTHER EVENTS

Best Software, Inc. announced on December 1, 1997 that its Board of Directors has approved the repurchase of up to an aggregate of 200,000 shares of its common stock to fund the requirements of its stock plans. None of the proceeds of the Company's recently completed initial public offering will be used to repurchase these shares.




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         c.      EXHIBITS

                 See Index to Exhibits attached

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by each of the undersigned hereunto duly authorized.

                             BEST SOFTWARE, INC.

                             By:    /s/  Timothy A. Davenport
                                   --------------------------
                                   Timothy A. Davenport
                                   President and Chief Executive Officer

                             By:    /s/  David N. Bosserman
                                   ------------------------
                                   David N. Bosserman
                                   Executive Vice President,
                                   Chief Financial Officer and Treasurer

                               INDEX TO EXHIBITS



Exhibit Number

99.1             Press Release dated December 1, 1997